================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                           _________________________



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported):  JULY 21, 1998



                            STERLING COMMERCE, INC.
            (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                        1-14196                75-2623341
    (State of                     (Commission            (IRS Employer
  Incorporation)                  File Number)         Identification No.)

      300 CRESCENT COURT, SUITE 1200, DALLAS, TEXAS           75201
         (Address of Principal Executive Offices)          (Zip Code)

      Registrant's telephone number, including area code:  (214) 981-1000

================================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On July 21, 1998, XcelleNet, Inc. ("XcelleNet") merged (the "Merger") with and into Sterling Commerce (Southern), Inc. ("Merger Sub"), a wholly owned subsidiary of Sterling Commerce, Inc. ("Sterling Commerce"), pursuant to an Agreement and Plan of Merger, dated as of April 16, 1998 (the "Merger Agreement"), among Sterling Commerce, Merger Sub and XcelleNet. At the effective time of the Merger (the "Effective Time") each share of common stock, par value $0.01 per share, of XcelleNet ("XcelleNet Stock"), issued and outstanding immediately prior to the Effective Time, was converted into the right to receive (i) a cash payment in an amount equal to $8.80 and (ii) 0.2885 of a fully paid and nonassessable share of common stock, par value $0.01 per share, of Sterling Commerce ("Commerce Stock"). The total consideration paid by Sterling Commerce in connection with the Merger was approximately $225 million, consisting of approximately $74 million in cash and approximately 2.4 million shares of Commerce Stock. The funds for the cash portion of the consideration, and payment of fees and expenses, related to the Merger were derived from Sterling Commerce's existing working capital.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired
          -----------------------------------------

          Report of Independent Public Accountants dated January 22, 1998/*/

          Audited Financial Statements of XcelleNet and its subsidiaries:

               Consolidated Balance Sheets - Years Ended December 31, 1996 and 1997/**/

               Consolidated Statements of Operations - Years Ended December 31, 1995, 1996 and 1997/**/

               Consolidated Statements of Cash Flows - Years Ended December 31, 1995, 1996 and 1997/**/

               Notes to Consolidated Financial Statements/**/

          Unaudited Financial Statements of XcelleNet and its subsidiaries:

               Consolidated Statements of Operations - Three Months Ended March 31, 1997 and March 31, 1998/***/

               Consolidated Condensed Balance Sheets - Three Months Ended December 31, 1997 and March 31, 1998/***/

               Consolidated Statements of Cash Flows - Three Months Ended March 31, 1997 and March 31, 1998/***/

               Notes to Consolidated Interim Financial Statements/***/

________________

/*/ The Report of Independent Public Accountants of Arthur Andersen LLP is incorporated herein by reference to page 21of the XcelleNet's Annual Report on Form 10-K for the year ended December 31, 1997 (Commission File No. 0-23560).

/**/ The Audited Financial Statements of XcelleNet, including the Notes thereto, are incorporated herein by reference to pages 22 through 32 of XcelleNet's Annual Report on Form 10-K for the year ended December 31, 1997 (Commission File No. 0-23560).

/***/ The Unaudited Financial Statements of XcelleNet including the Notes thereto are incorporated herein by reference to Item 1 of XcelleNet's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 (Commission File No. 0-23560).

     (b)  Pro Forma Financial Information
          -------------------------------

     The unaudited pro forma combined condensed financial statements of Sterling Commerce give effect to the consummation of the Merger, as if the Merger had been consummated: (i) on March 31, 1998, in the case of the Unaudited Pro Forma Combined Condensed Balance Sheet and (ii) on October 1, 1996, in the case of the Unaudited Pro Forma Combined Condensed Statements of Operations for the fiscal year ended September 30, 1997 and the six months ended March 31, 1998.

     The unaudited pro forma combined condensed financial information is presented for illustrative purposes only and is not necessarily indicative of what Sterling Commerce's actual financial position or results of operations would have been had the Merger been consummated on such dates, nor is it necessarily indicative of future financial position or results of operations. Additionally, it does not give effect to (i) any transactions other than the Merger and those described in the accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements of Sterling Commerce; (ii) either Sterling Commerce's or XcelleNet's results of operations since March 31, 1998; or (iii) any one-time charges that may result from the restructuring of Sterling Commerce's existing business due to the Merger. Sterling Commerce's Management is still in the process of evaluating and planning for the restructuring directly related to the Merger. In addition, Sterling Commerce intends to restructure certain other parts of its existing businesses and expects to incur charges related thereto, which costs are not included in the pro forma combined condensed financial information. All of these restructuring costs are expected to be incurred in the quarter ending September 30, 1998, when the Merger is expected to close and decisions related to the restructurings are expected to be finalized.

     Although Sterling Commerce's management is still in the process of evaluating the nature, scope and extent of the restructurings, it currently estimates that the related charges will be in the range of $65 million to $80 million in the aggregate. The pro forma combined condensed financial information does not purport to be indicative of Sterling Commerce's financial position or results of operations as of the date hereof or for any period ended on the date hereof, or as of or for any other future date or period.

     The following unaudited pro forma combined condensed financial statements are based upon the historical financial statements of Sterling Commerce and XcelleNet and should be read in conjunction with such historical financial statements. Sterling Commerce has retained independent valuation professionals to determine the fair value of the assets and liabilities of XcelleNet (including intangible assets) as of the Effective Time. Although such determination of fair value is not presently expected to result in values that are materially greater or less than the values assumed in the preparation of the following unaudited pro forma combined condensed financial statements, there can be no assurance with respect thereto.

                            STERLING COMMERCE, INC.
             UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                             AS OF MARCH 31, 1998
                                (IN THOUSANDS)

                                                          STERLING                  PRO FORMA
                                                          COMMERCE   XCELLENET     ADJUSTMENTS      PRO FORMA
                                                         HISTORICAL  HISTORICAL     (NOTE 2)        COMBINED
                                                         ----------  ----------    -----------      ---------
Current Assets:
 Cash and cash equivalents............................     $269,122     $16,678     $ (74,151) (a)   $211,649
 Marketable securities................................      273,061      16,786                       289,847
 Accounts and notes receivable, net...................      116,280      12,533                       128,813
 Income tax receivable................................        9,731         227                         9,958
 Prepaid expenses and other current assets............       20,060       1,959                        22,019
                                                           --------     -------     ---------        --------
      Total current assets............................      688,254      48,183       (74,151)        662,286

Property and equipment, net...........................       74,186       4,553                        78,739
Computer software, net................................       47,735       1,694        18,488  (c)     68,917
Excess cost over net assets acquired, net.............       16,190       2,319        25,531  (c)     44,040
Noncurrent deferred income taxes......................                      895          (895) (c)
Other assets..........................................       15,281         337                        15,618
Investment in XcelleNet...............................                                224,716  (a)
                                                                                      (48,366) (b)
                                                                                     (176,350) (c)
                                                           --------     -------     ---------        --------
      Total Assets....................................     $842,646     $57,981     $ (31,027)       $869,600
                                                           ========     =======     =========        ========
Current Liabilities:
 Accounts payable and accrued liabilities.............     $ 52,308     $ 5,269     $   8,180  (a)   $ 65,757
 Income taxes payable.................................        6,893                                     6,893
    Deferred revenue..................................       61,141       3,252                        64,393
                                                           --------     -------     ---------       ---------
      Total current liabilities.......................      120,342       8,521         8,180         137,043

 Deferred income taxes................................       16,733       1,094         6,774  (c)     23,507
 Other noncurrent liabilities.........................       13,975                                    15,069

Stockholders' equity:
 Common stock.........................................          910          84           (84) (b)        934
                                                                                           24  (a)
 Additional paid-in capital...........................      546,342      34,644       (34,644) (b)    688,703
                                                                                      142,361  (a)
 Retained earnings....................................      144,344      13,638       (13,638) (b)      4,344
                                                                                     (140,000) (c)
                                                           --------     -------     ---------       ---------
      Total stockholders' equity......................      691,596      48,366       (39,207)        693,981
                                                           --------     -------     ---------       ---------
        Total liabilities and stockholders' equity....     $842,646     $57,981     $ (31,027)      $ 869,600
                                                           ========     =======     =========       =========

  See accompanying notes to unaudited pro forma combined condensed financial statements.

                            STERLING COMMERCE, INC.
        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1997
                 (IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                                                        XCELLENET
                                              -----------------------------------------------------------------
                                 STERLING
                                 COMMERCE                           DEDUCT       ADD HISTORICAL
                                HISTORICAL                        HISTORICAL      THREE MONTHS                     PRO FORMA
                                   YEAR        HISTORICAL YEAR   THREE MONTHS        ENDED       PRO FORMA YEAR   ADJUSTMENTS
                               ENDED 9/30/97   ENDED 12/31/97    ENDED 12/31/97     12/31/96      ENDED 9/30/97    (NOTE 3)
                               -------------   ---------------   -------------   -------------   --------------   -----------
Revenue:
 Products....................     $119,958       $  34,320          $ 10,540        $ 10,258         $34,038
 Product support.............       71,316          14,942             4,229           3,117          13,830
 Services....................      142,565           4,317             1,238             340           3,419
 Royalties...................       16,758
                                  --------       ---------          --------        --------       ---------       ---------
                                   350,597          53,579            16,007          13,715          51,287
Costs and expenses:
 Cost of sales:
   Products and product
    support..................       35,863           6,027             1,590           1,299           5,736       $   6,821  (a)
   Services..................       34,752           4,147             1,178             580           3,549
                                  --------       ---------          --------        --------         -------       ---------
                                    70,615          10,174             2,768           1,879           9,285           6,821

Product development and
 enhancement.................       24,853           8,840             2,177           2,049           8,712
Selling, general and
 administrative..............      134,849          29,453             7,996           8,235          29,692
Purchased research and
 development.................       31,879
Reorganization costs.........       15,810           1,025                             3,112           4,137
                                  --------       ---------          --------        --------         -------        --------
                                   278,006          49,492            12,941          15,275          51,826           6,821
                                  --------       ---------          --------        --------         -------        --------
Income (loss) before other
 income and income taxes.....       72,591           4,087             3,066          (1,560)           (539)         (6,821)
Other income.................       16,693             877               288             177             766
Income (loss) before income       --------       ---------          --------        --------         -------        --------
 taxes.......................       89,284           4,964             3,354          (1,383)            227          (6,821)
Provisions for (benefit of)
 income taxes................       33,840           1,819             1,174            (529)            116          (1,534)  (b)
                                  --------       ---------          --------        --------         -------        --------
     Net income (loss).......     $ 55,444       $   3,145          $  2,180        $   (854)        $   111        $ (5,287)
                                  ========       =========          ========        ========         =======        ========
Net income per common share:
 Basic.......................        $0.66
                                  ========
 Diluted.....................        $0.64
                                  ========
Shares used to compute net
 income per common share:
 Basic.......................       83,561
                                  ========
 Diluted.....................       83,983
                                  ========

                                    PRO FORMA
                                  COMBINED YEAR
                                  ENDED 9/30/97
                                  -------------
Revenue:
 Products....................        $153,996
 Product support.............          85,146
 Services....................         145,984
 Royalties...................          16,758
                                     --------
                                      401,884
Costs and expenses:
 Cost of sales:
   Products and product
    support..................          48,420
   Services..................          38,301
                                     --------
                                       86,721

Product development and
 enhancement.................          33,565
Selling, general and
 administrative..............         164,541
Purchased research and
 development.................          31,879
Reorganization costs.........          19,947
                                     --------
                                      336,653
                                     --------
Income (loss) before other
 income and income taxes.....          65,231
Other income.................          17,459
Income (loss) before income          --------
 taxes.......................          82,690
Provisions for (benefit of)
 income taxes................          32,422
                                     --------
     Net income (loss).......        $ 50,268
                                     ========
Net income per common share:

 Basic.......................        $   0.58
                                     ========
 Diluted.....................        $   0.56
                                     ========
Shares used to compute net
 income per common share:
 Basic.......................          85,992
                                     ========
 Diluted.....................          89,007
                                     ========

See accompanying notes to unaudited pro forma combined condensed financial statements.

                            STERLING COMMERCE, INC.
        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED MARCH 31, 1998
                 (IN THOUSANDS, EXCEPT PER SHARE INFORMATION)



                                                                XCELLENET
                                            ----------------------------------------------------
                               STERLING                                     ADD
                               COMMERCE     HISTORICAL     DEDUCT       HISTORICAL     PRO FORMA                       PRO FORMA
                              HISTORICAL       YEAR      HISTORICAL    THREE MONTHS    SIX MONTHS      PRO FORMA       COMBINED
                              SIX MONTHS      ENDED      NINE MONTHS       ENDED         ENDED        ADJUSTMENTS     SIX MONTHS
                             ENDED 3/31/98    12/31/97  ENDED 9/30/97     3/31/98       3/31/98         (NOTE 3)     ENDED 3/31/98
                             -------------   ---------  -------------  ------------    ----------    -------------   -------------
Revenue:
  Products................       $ 76,860   $  34,320        $23,780       $  8,175      $ 18,715                        $ 95,575
  Product support.........         45,762      14,942         10,713          4,492         8,721                          54,483
  Services................         94,737       4,317          3,079          1,546         2,784                          97,521
                                 --------   ---------        -------       --------      --------        --------        --------
                                  217,359      53,579         37,572         14,213        30,220                         247,579

Costs and expenses:
Cost of sales:
    Products and product
     support..............         18,928       6,027          4,437          1,587         3,177                          25,516
    Services..............         25,564       4,147          2,969          1,253         2,431        $  3,411  (a)     27,995
                                 --------   ---------        -------       --------      --------        --------        --------
                                   44,492      10,174          7,406          2,840         5,608           3,411          53,511
Product development and
 enhancement..............         14,040       8,840          6,663          2,206         4,383                          18,423
Selling, general and
 administrative...........         90,366      29,453         21,457          7,572        15,568                         105,934
Reorganization costs......                      1,025          1,025
                                 --------   ---------        -------       --------      --------        --------        --------
                                  148,898      49,492         36,551         12,618        25,559           3,411         177,868
                                 --------   ---------        -------       --------      --------        --------        --------
Income (loss) before other
 income and income taxes..         68,461       4,087          1,021          1,595         4,661          (3,411)         69,711
Other income..............         11,919         877            589            328           616                          12,535
                                 --------   ---------        -------       --------      --------        --------        --------
Income (loss) before income
 taxes....................         80,380       4,964          1,610          1,923         5,277          (3,411)         82,246
Provisions for (benefit of)
 income taxes.............         29,202       1,819            645            663         1,837            (767)  (b)    30,272
                                 --------   ---------        -------       --------      --------        --------        --------
    Net income (loss).....       $ 51,178   $   3,145        $   965       $  1,260      $  3,440        $ (2,644)       $ 51,974
                                 ========   =========        =======       ========      ========        ========        ========
Net income per common share:
 Basic....................       $   0.57                                                                                $   0.56
                                 ========                                                                                ========
 Diluted..................       $   0.55                                                                                $   0.54
                                 ========                                                                                ========
Shares used to compute net
 income per common share:
 Basic....................         90,069                                                                                  92,500
                                 ========                                                                                ========
 Diluted..................         93,786                                                                                  96,810
                                 ========                                                                                ========

  See accompanying notes to unaudited pro forma combined condensed financial statements.

                NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                             FINANCIAL STATEMENTS

1.  GENERAL

  The Merger will be accounted for as a purchase business combination by Sterling Commerce. These unaudited pro forma combined condensed financial statements reflect the payment of approximately $74.2 million in cash and the issuance of approximately 2,431,000 shares of Common Stock in exchange for an aggregate of approximately 8,426,000 shares of common stock, par value $0.01, of XcelleNet ("XcelleNet Stock") (amount of XcelleNet Stock outstanding as of May 31, 1998). The pro forma adjustments assume a payment of $8.80 in cash per share of XcelleNet Stock and the issuance of 0.2885 share of Common Stock (the "Stock Factor") for each share of XcelleNet Stock as set forth in the following table:

  XcelleNet Stock outstanding as of May 31, 1998....................   8,426,266
  Stock Factor......................................................      0.2885
                                                                       ---------
  Number of shares of Common Stock exchanged........................   2,430,978

  The actual amount of the cash payment and the actual number of shares of Common Stock to be issued will be determined at the Effective Time of the Merger based on the actual number of shares of XcelleNet Stock outstanding on that date and a Stock Factor of 0.2885, subject to adjustment as provided in the Merger Agreement.

  The accompanying unaudited pro forma combined condensed financial statements reflect an aggregate purchase price of approximately $225 million, consisting of cash paid, Common Stock issued to XcelleNet shareholders, valued at $45.75 per share, and costs of Sterling Commerce directly related to the Merger as follows (in thousands):

  Cash paid to XcelleNet shareholders........................................................     $ 74,151
  Common Stock issued and XcelleNet options assumed to complete the Merger...................      142,385
  Investment advisor, legal, accounting and other professional fees and expenses.............        5,660
  Other costs related to the Merger..........................................................        2,520
                                                                                                  --------
                                                                                                  $224,716
                                                                                                  ========

  For purposes of the accompanying unaudited pro forma combined condensed balance sheet, the aggregate purchase price has been allocated to the net assets acquired, with the remainder recorded as excess cost over net assets acquired on the basis of preliminary estimates of fair values. These preliminary estimates of fair value were determined by Sterling Commerce's management based primarily on information furnished by management of XcelleNet. Sterling Commerce will retain independent valuation professionals to assist in the determination of the value to be assigned to the individual assets to be acquired, including intangible assets and in-process research and development. While the pro forma information has been presented based on the best information currently available to Sterling Commerce's management, the final allocation of the purchase price will be based on a complete evaluation of the assets and liabilities of XcelleNet. Although the final valuation of the assets to be acquired is not presently expected to result in values that are significantly different from management's estimates as included in the unaudited pro forma combined condensed balance sheet, there can be no assurance with respect thereto.

2.  UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

  The accompanying unaudited pro forma combined condensed balance sheet assumes the Merger was consummated on March 31, 1998 and reflects the following pro forma adjustments:

  a)  To record the aggregate cost of the Merger as described in Note 1 above.

  b)  To eliminate XcelleNet's historical equity balances.

  c) To record the allocation of the purchase price for the Merger to the assets and liabilities acquired as follows (in thousands):

  Working capital...................................................................................     $ 39,662
  Property and equipment............................................................................        4,553
  Software..........................................................................................       20,182
  Other assets......................................................................................          337
  Other liabilities.................................................................................       (1,094)
  Deferred income taxes.............................................................................       (6,774)
  Purchase in-process research and development to be charged to expense upon consummation
   of the Merger....................................................................................      140,000
  Excess cost over net assets acquired..............................................................       27,850
                                                                                                         --------
                                                                                                         $224,716
                                                                                                         ========

3.  UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATION

  The accompanying unaudited pro forma combined condensed statements of operations have been prepared as if the Merger was consummated as of October 1, 1996 and reflect the following pro forma adjustments:

  a) To record amortization of software acquired in the Merger computed using the straight-line method over its estimated remaining economic life (five years) and amortization of excess cost over net assets acquired over its estimated remaining economic life (ten years).

  b) To adjust the provision for income taxes to reflect the impact on the results of operations of the Merger and related pro forma adjustments.

4.  UNAUDITED PRO FORMA COMBINED EARNINGS PER COMMON SHARE DATA

  The unaudited pro forma combined basic net income per common share is computed by dividing pro forma combined net income by the weighted average number of shares of Common Stock outstanding during the period plus 2,430,978, the number of shares of Common Stock currently anticipated to be issued to complete the Merger. The unaudited pro forma combined diluted net income per common share is computed by dividing pro forma combined net income by the weighted average number of shares of Common Stock outstanding during the period, as adjusted for the effect of dilutive stock options, plus 3,024,388, the number of shares of Common Stock currently anticipated to be issued, as adjusted for the effect of dilutive stock options of XcelleNet assumed, to complete the Merger.

  (c)  Exhibits:
       --------

  Exhibit
  Number                 Exhibit
  ------                 -------

  2.1 Agreement and Plan of Merger, dated as of April 16, 1998, by and among Sterling Commerce, Merger Sub and XcelleNet (included as Appendix A to the Proxy Statement/Prospectus forming part of the Registration Statement filed on Form S-4 (Commission File No. 333-56475)

  23.1                   Consent of Arthur Andersen LLP

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              STERLING COMMERCE, INC.



                              By:/s/ Albert K. Hoover
                                 --------------------
                                 Albert K. Hoover
                                 Senior Vice President, General Counsel
                                   and Secretary


Dated:  July 21, 1998

                               INDEX TO EXHIBITS
                               -----------------


     EXHIBIT
     NUMBER              EXHIBIT
     ------              -------

     2.1 Agreement and Plan of Merger, dated as of April 16, 1998, by and among Sterling Commerce, Merger Sub and XcelleNet (included as Appendix A to the Proxy Statement/Prospectus forming part of the Registration Statement filed on Form S-4 (Commission File No. 333-56475)

     23.1                Consent of Arthur Andersen LLP